SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K


                                 CURRENT REPORT
                       Pursuant to Section 13 or 15(d) of
                       The Securities Exchange Act of 1934


       Date of report (Date of earliest event reported): November 15, 2001





                              CORNING INCORPORATED
             (Exact name of registrant as specified in its charter)


 New York                              1-3247           16-0393470
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(State or other jurisdiction         (Commission       (I.R.S. Employer
        of Incorporation)            File Number)       Identification No.)



One Riverfront Plaza, Corning, New York                          14831
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(Address of principal executive offices)                      (Zip Code)


Registrant's telephone number, including area code       (607) 974-9000
                                                    -------------------------

                                      N/A
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(Former name or former address, if changed since last report.)


                                Page 1 of 4 Pages
                             Exhibit Index on Page 4


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Item 5. Other Events and Regulation FD.
        -------------------------------


On November 15, 2001, Corning Incorporated announced that the underwriters exercised their option to purchase an additional $65 million principal amount of convertible debentures due November 1, 2008, in addition to the $600 million they purchased from the company on November 8, 2001. The press release relating to this announcement is filed herewith as Exhibit 99.1 and is incorporated herein by reference.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.
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         (c)      Exhibits.

99.1     Press Release dated November 15, 2001




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     Pursuant to the  requirements  of the Securities  Exchange Act of 1934, the
Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:    November 15, 2001


                                      CORNING INCORPORATED


                                      By     /s/  Katherine A. Asbeck
                                      ---------------------------------------
                                      Katherine A. Asbeck
                                      Senior Vice President & Controller


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                                INDEX TO EXHIBITS

(c)      Exhibits
         --------

99.1     Press Release dated November 15, 2001




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FOR RELEASE -- NOVEMBER 15, 2001

Media Contact:                          Investor Relations Contact:
Daniel F. Collins                       Katherine M. Dietz
(607) 974-4197                          (607) 974-8217
collinsdf@corning.com                   dietzkm@corning.com
---------------------                   -------------------


  Corning Incorporated Announces Underwriters Have Exercised Option to Purchase
                             Additional Securities

CORNING, N.Y. -- Corning Incorporated (NYSE:GLW) today announced that the underwriters have exercised their option to purchase an additional $65 million principal amount of 3.50% convertible debentures due November 1, 2008, in addition to the $600 million they purchased from the company on November 8, 2001. The debentures are redeemable at Corning's option after November 2004. The securities are issued under Corning's existing $5 billion universal shelf registration statement. The sole bookrunning manager was Goldman, Sachs & Co.

Net proceeds from the sale of additional securities will be used for general corporate purposes, including working capital requirements, normal, ongoing capital spending, and the possible funding of future acquisitions.

The offering of the convertible debentures represents a new financing by Corning. The offering was made by means of a prospectus supplement to a prospectus that is part of Corning's universal shelf registration statement previously filed with the U.S. Securities and Exchange Commission and declared effective in March 2001. For a copy of the prospectus and prospectus supplement relating to the offering, contact the prospectus department of Goldman, Sachs & Co., 85 Broad Street, New York, N.Y.,10004; telephone: (212) 902-1171.

This news release shall not constitute an offer to sell, or the solicitation of an offer to buy, nor shall there by any sale of these securities in any jurisdiction in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such jurisdiction.

Established in 1851, Corning Incorporated creates leading-edge technologies for the fastest-growing markets of the world's economy. Corning manufactures optical fiber, cable and photonic products for the telecommunications industry; and high-performance displays and components for television, information technology and other communications-related industries. The company also uses advanced materials to manufacture products for scientific, semiconductor and environmental markets.


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